Exhibit 21.1

LIST OF SUBSIDIARIES OF EQUITY ONE, INC.

Below is a list of the direct and indirect subsidiaries of Equity One, Inc., a Maryland corporation, and the corresponding states of organization:

Name of Entity	State of Organization

Bandera Festival GP, LLC	Texas
Bandera Festival Partners, LP	Texas
BC Center Partners, LP	Texas
Beechnut Centre Corp.	Texas
Beechnut Centre I L.P.	Texas
Bend Shopping Centre Corp.	Texas
Bend Shopping Centre I L.P.	Texas
Boca Village Square, Inc.	Florida
Boca Village Square, Ltd.	Florida
Boynton Plaza Shopping Center, Inc.	Florida
Cashmere Developments, Inc.	Florida
Centrefund (US), LLC	Delaware
CDG Park Place LLC	Delaware
Centrefund Development Group LLC	Delaware
Centrefund Realty (U.S.) Corporation	Delaware
Colony GP, LLC	Texas
Dolphin Village Partners, LLC	Florida
Equity (Park Promenade) Inc.	Texas
Equity (Texas Holdings) One GP LLC	Texas
Equity (Texas) One Creekside GP LLC	Texas
Equity (Texas) One Creekside LP	Texas
Equity (Texas) One Creekside Phase II LP	Texas
Equity (Texas) One Desoto GP LLC	Texas
Equity (Texas) One DeSoto LP	Texas
Equity (Texas) One Green Oaks GP LLC	Texas
Equity (Texas) One Green Oaks LP	Texas
Equity (Texas) One Parkwood LP	Texas
Equity (Texas) One Richwood LP	Texas
Equity (Texas) One South Lake GP LLC	Texas
Equity (Texas) One Village Center LP	Texas
Equity (Texas) One Westgate GP Inc.	Texas
Equity (Texas) One Westgate LP	Texas
Equity (Texas) One Westgate Phase III LP	Texas
Equity (Texas) One Westgate Phase III GP LLC	Texas
Equity One (Belfair) Inc.	South Carolina
Equity One (Boston Portfolio) Inc.	Massachusetts
Equity One (Bridgemill) Inc.	Georgia
Equity One (Commonwealth) Inc.	Florida
Equity One (Delta) Inc.	Florida
Equity One (Florida Portfolio) Inc.	Florida
Equity One (Forest Village) Inc.	Florida
Equity One (Lake Mary) Inc.	Florida
Equity One (Louisiana Portfolio) LLC	Florida
Equity One (Mariner) Inc.	Florida
Equity One (North Port) Inc.	Florida
Equity One (Northeast Portfolio) Inc.	Massachusetts

Equity One (Pine Island) Inc.	Florida
Equity One (Point Royale) Inc.	Florida
Equity One (Presidential Markets) Inc.	Georgia
Equity One (Sky Lake) Inc.	Florida
Equity One (Southeast Portfolio) Inc.	Georgia
Equity One (Sparkelberry Kohl’s) Inc.	South Carolina
Equity One (Sparkelberry Kroger) Inc.	South Carolina
Equity One (Summerlin) Inc.	Florida
Equity One (Sunlake) Inc.	Florida
Equity One (Walden Woods) Inc.	Florida
Equity One (Westport) Inc.	Florida
Equity One Acquisition Corp.	Florida
Equity One Realty & Management FL, Inc.	Florida
Equity One Realty & Management NE, Inc.	Massachusetts
Equity One Realty & Management SE, Inc.	Georgia
Equity One Realty & Management Texas, Inc.	Texas
EQY (Southwest Portfolio) Inc.	Texas
FC Market GP, LLC	Texas
FC Market Partners, LP	Texas
Forestwood Equity Partners GP, LLC	Texas
Forestwood Equity Partners, LP	Texas
Garland & Jupiter, LLC	Texas
Gazit (Meridian) Inc.	Florida
Grogan Centre Corp.	Texas
Grogan Centre I L.P.	Texas
Harbor Barker Cypress GP, LLC	Texas
Hedwig GP, LLC	Texas
Hedwig Partners, LP	Texas
IRT Alabama, Inc.	Alabama
IRT Capital Corporation II	Georgia
IRT Coral Springs, LLC	Delaware
IRT MacLand Pointe, LLC	Delaware
IRT Management Company	Georgia
IRT Parkwest Crossing, LLC	North Carolina
IRT Partners L.P.	Georgia
KirkBiss GP, LLC	Texas
Kirkwood-Bissonnet Partners, LP	Texas
Louisiana Holding Corp.	Florida
Marco Town Center, Inc.	Florida
Mason Park GP, LLC	Texas
Mason Park Partners, LP	Texas
Parcel F, LLC	Florida
Prosperity Shopping Center Corp.	Florida
SA Blanco Village Partners GP, LLC	Texas
SA Blanco Village Partners, LP	Texas
Sawgrass Promenade, Inc.	Florida
Shoppes at Jonathan’s Landing, Inc.	Florida
Skipper Palms Properties, Inc.	Florida
Southeast U.S. Holdings B.V.	The Netherlands
Southeast U.S. Holdings Inc.	Florida
Spring Shadows GP, LLC	Texas
Steeplechase Centre Corp.	Texas
Steeplechase Centre I L.P.	Texas
Sterling Shopping Centre I L.P.	Texas
Sterling Shopping Centre, Inc.	Texas
Texas CP Land, LP	Texas

Texas Equity Holdings LLC	Florida
Texas Spring Shadows Partners, LP	Texas
The Bluffs Shopping Center Corporation	Florida
The Meadows Shopping Center, LLC	Florida
The Shoppes of Eastwood, LLC	Florida
The Shoppes of Ibis, LLC	Florida
The Shoppes of North Port, Ltd.	Florida
Turkey Lake Shopping Center, Inc.	Florida
UIRT - Colony Plaza, Inc.	Texas
UIRT - Highland Square, Inc.	Texas
UIRT - Lake St. Charles, L.L.C.	Florida
UIRT - Rosemeade, Inc.	Texas
UIRT - Skipper Palms, L.L.C.	Florida
UIRT GP, L.L.C.	Florida
UIRT LP, L.L.C.	Florida
UIRT, Ltd.	Florida
United Investors Pembroke, Inc.	Florida
Walden Woods Village, Ltd.	Florida
West Hills Shopping Center, Inc.	Florida